UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2023

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)
(415) 389-7373
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange

Item 2.02.	Results of Operations and Financial Condition;

Item 7.01.	Regulation FD Disclosure.
On July 27, 2023, Redwood Trust, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2023, the Redwood Trust Shareholder Letter - 2nd Quarter 2023 and The Redwood Review - 2nd Quarter 2023, copies of which are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this current report on Form 8-K.
In addition, on July 27, 2023, the Company made available Supplemental Financial Tables presenting certain financial results for the quarter ended June 30, 2023. A link to the Supplemental Financial Tables is available at the Company’s website at http://www.redwoodtrust.com, in the Investor Relations section of the website under “Financials.”
The information contained in this Item 2.02 and Item 7.01 and the attached Exhibits 99.1, 99.2 and 99.3 is furnished to and not filed with the SEC, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release issued July 27 2023
Exhibit 99.2	Redwood Trust Shareholder Letter - 2nd Quarter 2023
Exhibit 99.3	The Redwood Review – 2nd Quarter 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2023	REDWOOD TRUST, INC.

	By:	/s/ BROOKE E. CARILLO

Name: Brooke E. Carillo
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

Exhibit 99.1	Press Release dated July 27, 2023
Exhibit 99.2	Redwood Trust Shareholder Letter - 2nd Quarter 2023
Exhibit 99.3	The Redwood Review – 2nd Quarter 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)